Exhibit 99.1

Lionsgate Studios to Launch Tuesday, May 14

Single Class of Stock Will Begin Trading on NASDAQ Under Ticker Symbol LION

Transaction Creates One of World’s Largest, Pure Play, Publicly-Traded Content Companies

Deal Raises $350 Million in Proceeds from Leading Investors

SANTA MONICA, CA, and VANCOUVER, BC, May 13, 2024 – Lionsgate (NYSE: LGF.A, LGF.B) today announced that Lionsgate Studios (NASDAQ: LION) will launch tomorrow, May 14, as one of the world’s largest standalone pure play, publicly-traded content companies when it begins trading as a single class of stock under the NASDAQ ticker symbol LION. Lionsgate Studios is comprised of Lionsgate’s Motion Picture Group and Television Studio segments along with a 20,000-plus title film and television library.

The transaction, which raised $350 million in proceeds from a group of leading investors, was enabled by a business combination with Screaming Eagle Acquisition Corp. (NASDAQ: SCRM), whose shareholders approved the deal at an extraordinary general meeting on May 7, 2024. Screaming Eagle is a publicly-traded special purpose acquisition company established for the purpose of effecting a merger, asset acquisition, or similar business combination with one or more businesses.

The transaction is a major step in executing Lionsgate’s plan to fully separate its Studio and STARZ businesses. It values Lionsgate Studios at an enterprise value of $4.6 billion.

The newly-created Lionsgate Studios is a platform-agnostic, pure play content company with a deep portfolio of franchise properties, including The Hunger Games, John Wick, The Twilight Saga, Now You See Me and Saw and the television series Mad Men, Orange Is the New Black, Ghosts, The Rookie and the Power Universe, a robust and diversified film and television production and distribution business, a leading talent management and production company, and a world-class film and television library.

As a result of the transaction, 87.2% of the total shares of Lionsgate Studios are expected to be held by Lionsgate, while former Screaming Eagle public shareholders and founders and common equity investors are expected to own an aggregate of approximately 12.8% of the combined company. Lionsgate Studios does not include the STARZ premium subscription platform, which will continue to be wholly owned by Lionsgate.

“This transaction reaffirms our longstanding belief in the value of premium content by enabling us to launch Lionsgate Studios as one of the world’s leading standalone, pure play, publicly-traded content companies,” said Lionsgate CEO Jon Feltheimer and Vice Chair Michael Burns. “It is an important step forward in the process of preparing strategically and financially for the full separation of our Studio and STARZ businesses that is designed to deliver incremental value to all of our stakeholders.”

The Company noted that it continues to anticipate that the full separation will occur by the end of calendar 2024.

“We’re thrilled to be part of creating a company positioned in the sweet spot of the entertainment content business,” said Screaming Eagle CEO Eli Baker. “At launch, Lionsgate Studio is one of the largest standalone pure play content companies in the world, well positioned to deliver value to new and existing shareholders through an innovative and creative transaction.”

Morgan Stanley & Co. LLC (Morgan Stanley) acted as financial advisor to Lionsgate. Citigroup Capital Markets Inc. (Citigroup) acted as financial advisor to Screaming Eagle. PJT Partners also acted as financial advisor to Lionsgate. Citigroup and Morgan Stanley acted as co-placement agents for Screaming Eagle with respect to the common equity financing. Wachtell, Lipton, Rosen & Katz acted as legal advisor to Lionsgate and Denton’s Canada LLP acted as legal advisor to Lionsgate in Canada. White & Case LLP acted as legal advisor to Screaming Eagle and Goodmans LLP acted as legal advisor to Screaming Eagle in Canada. Davis Polk & Wardwell LLP acted as legal advisor to Citigroup and Morgan Stanley in connection with their roles as co-placement agents.

Lionsgate Studios will ring the opening bell at NASDAQ at 9:30a ET/6:30a PT on Wednesday, May 15, to celebrate the launch.

About Lionsgate Studios

Lionsgate Studios (NASDAQ: LION) is one of the world’s leading standalone, pure play, publicly-traded content companies. It brings together diversified motion picture and television production and distribution businesses, a world-class portfolio of valuable brands and franchises, a talent management and production powerhouse and a more than 20,000-title film and television library, all driven by Lionsgate’s bold and entrepreneurial culture.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) encompasses world-class motion picture and television studio operations and the STARZ premium global subscription platform, together bringing a unique and varied portfolio of entertainment to consumers around the world. The Company’s motion picture, television and subscription businesses are backed by a more than 20,000-title film and television library. A digital age company driven by its entrepreneurial culture and commitment to innovation, the Lionsgate brand is synonymous with bold, original, relatable entertainment for audiences worldwide. Lionsgate holds an approximately 87.2% stake in the newly-created Lionsgate Studios.

For investor inquiries, please contact:

Nilay Shah

nshah@lionsgate.com

310-255-3651

For media inquiries, please contact:

Peter D. Wilkes

310-255-3726

pwilkes@lionsgate.com

Forward-Looking Statements

This press release contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the ability of Lionsgate Entertainment Corp. (“Lionsgate”) to effectuate the separation of Lionsgate Studios Corp. (“Lionsgate Studios”) and the STARZ Business of Lionsgate; the benefits of the Business Combination; changes in Lionsgate’s or Lionsgate Studios’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Lionsgate’s or Lionsgate Studios’ views as of any subsequent date, and neither Lionsgate nor Lionsgate Studios undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Lionsgate and Lionsgate Studios cannot give any assurance that either of them will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Lionsgate’s or Lionsgate Studios’ actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to the proposed separation or the receipt of proceeds in connection with the Business Combination; (ii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Lionsgate or Lionsgate Studios or any investigation or inquiry in connection with the Business Combination; (iii) the ability to recognize the anticipated benefits of the Business Combination; (iv) unexpected costs related to the Business Combination; (v) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vi) operational risks; (vii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s or Lionsgate Studios’ resources; and (viii) other risks and uncertainties indicated from time to time in the annual report on Form 10-K of Lionsgate (the “Lionsgate Form 10-K”) filed with the Securities and Exchange Commission on May 25, 2023, the quarterly report on Form 10-Q of Lionsgate filed with the Securities and Exchange Commission on February 8, 2024 and the current report on Form 8-K of Lionsgate Studios to be filed with the Securities and Exchange Commission in connection with the consummation of the Business Combination (the “Studios Form 8-K”) including those under “Risk Factors” in the Lionsgate Form 10-K and Studios Form 8-K, and in the other periodic reports and other filings of Lionsgate and Lionsgate Studios with the Securities and Exchange Commission.